SCHEDULE 14C INFORMATION
  INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

Check  the  appropriate  box:
[   ]  Preliminary  Information  Statement
[   ]  Confidential,  for  Use  of  the  Commission  Only  (as permitted by Rule
       14c-5(d)(2))
[ X ]  Definitive  Information  Statement

     CIMARRON-GRANDVIEW  GROUP,  INC.
     (Name  of  Registrant  as  Specified  in  Its  Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[   ]  $125  per  Exchange  Act  Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14c-5(g).
[   ]  Fee Computed  on  Table  Below  Per Exchange Act Rules 14c-5(g) and 0-11.

1)     Title  of  Each  Class  of Securities to Which Transaction Applies:  NONE
                                                                            ----

2)     Aggregate  Number  of  Securities  to  Which  Transaction  Applies:  NONE
                                                                            ----

3) Per Unit Price or Other Underlying Value of Transaction Computed Pursuant to Exchange Act Rule 0-11 (Set Forth the Amount on Which the Filing Fee Is Calculated and State How It Was Determined.): -$0- THE TRANSACTION IS NOT OF THE TYPE REQUIRING A FILING FEE UNDER RULE 0-11

4)     Proposed  Maximum  Aggregate  Value  of  Transaction:  $-0-
                                                              ----

5)     Total  fee  paid:  $-0-
                          ----

[   ]  Fee  paid  previously  with  preliminary  materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount  Previously  Paid:  N/A
(2)     Form,  Schedule,  or  Registration  Statement  No:  N/A
(3)     Filing  Party:  N/A
(4)     Date  Filed:  N/A

     NOTICE  OF  2000  ANNUAL  MEETING  OF  SHAREHOLDERS
     TO  BE  HELD  ON  JANUARY  4,  2001


NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders of Cimarron-Grandview Group, Inc. (the "Company"), will be held at 10:00 a.m. (PST), on January 4, 2001, at the Doubletree Hotel, Cascade 9 Room, Seattle Airport, 18740 Pacific Highway South, Seattle, Washington 98188, to consider and act upon the following matters:

1. To elect three (3) member to the Board of Directors to serve for a one year term or until their respective successors are elected and qualified;

2. To consider and vote upon the adoption of amendments to the Company's Articles of Incorporation to (a) change the name of the Company to Full Moon Universe, Inc., (b) re-stating the purpose of the Company, (c) to consolidate each five outstanding shares of Common Stock into one share of Common Stock, (d) to change the authorized capital of the Company to increase the number of shares of Common Stock from 30,000,000 to 100,000,000 and to authorize a class of preferred stock consisting of 10,000,000 shares, (e) to eliminate cumulative voting for election of Directors; (f) to eliminate preemptive rights ; (g) limiting the personal liability of directors; and, (h) providing for indemnification of directors

3. To approve the engagement of LeMaster & Daniels, PLLC as independent certified public accountants for the Company for the fiscal year ending December 31, 2000.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only Shareholders of record on the books of the Company at the close of business on November 2, 2000, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

December  10,  2000

By  Order  of  the  Board  of  Directors


Gregory  B.  Lipsker,  President

                         CIMARRON-GRANDVIEW  GROUP,  INC.
                                601 W. MAIN AVE.
                                SPOKANE, WA 99201

     INFORMATION  STATEMENT

     For  the  Annual  Meeting  of  Shareholders
     To  be  Held  January  4,  2001


This Information Statement is furnished in connection with matters to be voted upon at the 2000 Annual Meeting of Shareholders of CIMARRON-GRANDVIEW GROUP, INC. (the "Company") to be held at 10:00 a.m. (PST), on Thursday, January 4, 2001, at the Doubletree Hotel, Cascade 9 Room, 18740 Pacific Highway South, Seattle, Washington 98188, and at any and all adjournments thereof with respect to the matters referred to in the accompanying notice. This Information Statement is first being mailed to Shareholders on or about December 14, 2000.

Management of the Company is the record and beneficial owner of 9,954,538 shares (approximately 59%) of the outstanding common stock. It is management's intention to vote all of its shares in favor of each matter to be considered by the Shareholders, thereby assuring approval. Although approval of each matter to be considered by the Shareholders is assured, the Company is required by applicable law to submit each of the matters to be considered to the vote of all Shareholders. There are no dissenter's rights applicable with respect to any matter to be considered by the Shareholders.

The Company has determined November 2, 2000, as the record date with respect to the determination of Shareholders entitled to vote at the Annual Meeting of Shareholders.


     WE  ARE  NOT  ASKING  YOU  FOR  A  PROXY  AND  YOU  ARE  REQUESTED
     NOT  TO  SEND  US  A  PROXY.

PURPOSES  OF  THE  ANNUAL  MEETING

ELECTION  OF  DIRECTORS

At the Annual Meeting, Shareholders will be asked to consider and to take action on the election of three (3) members to the Board of Directors to serve for a one year term or until their respective successors are elected and qualified (SEE " ELECTION OF DIRECTORS").

AMENDMENT  TO  THE  ARTICLES  OF  INCORPORATION

To consider and vote upon the adoption of amendments to the Company's Articles of Incorporation to (a) change the name of the Company to Full Moon Universe, Inc., (b) re-stating the purpose of the Company, (c) to consolidate each five outstanding shares of Common Stock into one share of Common Stock, (d) to change the authorized capital of the Company to increase the number of shares of Common Stock from 30,000,000 to 100,000,000 and to authorize a class of preferred stock consisting of 10,000,000 shares, (e) to eliminate cumulative voting for election of Directors; (f) to eliminate preemptive rights ; (g) limiting the personal liability of directors; and, (h) providing for indemnification of directors (SEE "AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION").

APPROVAL  OF  ENGAGEMENT  OF  AUDITORS

At the Annual Meeting, Shareholders will be asked to consider and vote upon the selection of LeMaster & Daniels, PLLC as the Company's independent auditors for the fiscal year ending December 31, 2000 (SEE "SELECTION OF AUDITORS").

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The following information as of the fiscal year ended December 31, 1999, is provided with respect to each director and executive officer of the Company.

NAME  (AGE)                       POSITION          LENGTH  OF  SERVICE
-----------------------------     --------          -------------------

William  R.  Green  (61)          Director          Since  1993

Gregory  B.  Lipsker  (50)        Director          Since  1993

Eunice  R.  Campbell  (54)        Director          1992  and  1994  (1)

Albert  M.  Zlotnick  (75)        Director          Since  2000  (2)

(1)     Ms.  Campbell  resigned  as  a  Director  of  the Company in June, 2000.
(2) Mr. Zlotnick was appointed to fill the vacancy created by Ms. Campbell's resignation.

The directors are elected for a one-year term and until their successors have been elected and qualified. There are no arrangements or understandings between any of the directors and other persons pursuant to which such person was elected as a director.

(B)     IDENTIFICATION  OF  EXECUTIVE  OFFICERS

Set forth below is the name, age and length of service of the Company's present Executive Officers:

NAME  (AGE)                   POSITION                    LENGTH  OF  SERVICE
--------------------------    --------------------        -------------------

Gregory  B.  Lipsker (50)      President                    Since  1998  (1)

William  R.  Green  (61)       Vice President/
                               Asst. Secretary              Since  1993

Eunice  R.  Campbell (54)      Secretary/Treasurer          Since  1992 (2)

(1) Gregory B. Lipsker served as the Company's Secretary from 1993 until February, 1998.
(2)     Ms.  Campbell  resigned  as an Executive Officer of the Company in June,
2000.

Executive Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of shareholders and until their successors have been elected and qualified. There are no arrangements or understandings between any of the directors, officers, and other persons pursuant to which such person was selected as an Executive Officer.

FAMILY  RELATIONSHIPS:  none

BUSINESS  EXPERIENCE

Set forth below is certain biographical information regarding each Director and Executive Officer of the Company:

Gregory B. Lipsker - Mr. Lipsker is a practicing attorney in Spokane, Washington. Mr. Lipsker's practice emphasizes corporate and securities matters. Mr. Lipsker is an Executive Officer and Director of Metaline Mining and Leasing Company, a publicly-held, inactive mining exploration company.

Dr. William R. Green - William R. Green is a mining engineer and geologist, and was a professor of mining engineering at the University of Idaho from 1965 to 1983. He has been actively involved in the mining business since 1962 and is currently an officer and director of Canadian public companies: Maya Gold Limited and Petromin Resources Ltd., and US companies Mines Management, Inc. and Metaline Mining and Leasing Co.

Albert M. Zlotnick - Mr. Zlotnick is a Director of the Company. Mr. Zlotnick's primary occupation is as a private investor and financial consultant. Mr.
Zlotnick currently serves as the Chairman of the Board of Directors of the following companies: P.H.C., Inc., Upward Technology Corporation, Robin Industries, Inc., Bala Cynwyd, Inc., Electronic Data Controls Corp. and Convention Centers, Inc. He also serves as a director of Comprehensive Holding Corporation, S.A. of Geneva, Switzerland.

COMMITTEES  OF  THE  BOARD

The Company has no standing audit, nominating or compensation committees, or committees performing similar functions.

BOARD  MEETINGS

During the fiscal year ended December 31, 1999 there were two special meetings of the Board and one regular meeting. Each director was present at each special and regular meeting of the Board of Directors.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  EXCHANGE  ACT

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Registrant pursuant to Section 240.16a-3 during its most recent fiscal year and Form 5 and amendments thereto furnished to the Registrant with respect to the most recent fiscal year, all executive officers, directors and beneficial owner of more than ten percent of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act of the Company timely filed the reports required under Section 16(a) of the Securities Exchange Act of 1934, as amended except that one Form 5 reporting of a single transaction was filed late for Mr. Albert Zlotnick.

LEGAL  PROCEEDINGS

As of the date hereof, it is the opinion of management that there is no material proceeding to which any director, officer or affiliate of the registrant, any owner of record or beneficially of more than five percent of any class of voting securities of the registrant, or any associate of any such director, officer, affiliate of the registrant, or security holder is a party adverse to the registrant or any of its subsidiaries or has a material interest adverse to the registrant or any of its subsidiaries.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS:  none




                REMUNERATION AND OTHER COMPENSATION OF MANAGEMENT

The following table lists, on an accrual basis, for each of the three years ended December 31, 1999, the remuneration paid by the Company to its Chief Executive Officer any officers or directors in excess of $100,000 and to all officers and directors as a group who were officers or directors of the Company at any time during the year ended December 31, 1999:

Summary  Compensation  Table
----------------------------
                                                         Long-Term Compensation
          Annual  Compensation                     Awards                 Payouts
----------------------------------------------  ----------------------  -----------------
(a)                (b)    (c)    (d)     (e)    (f)         (g)         (h)     (i)
Name                                    Other   Restricted  Securities
and                                     Annual  Stock       Underlying  LTIP    All Other
Principal          Year  Salary  Bonus  Comp.   Awards(1)   Options/    Payouts Comp.
Position                  ($)     ($)    ($)     ($)        SARs(#)      ($)     ($)
------------------ ----  ------  -----  ------  ----------  ----------  ------- --------

Gregory B.         1997     $0     $0     $500       $50        -0-       $0    $   750*
Lipsker            1998     $0     $0     $500       $50       -0-        $0    $18,341*
President          1999     $0     $0     $500       $ 0       -0-        $0    $ 1,971*

*These amounts were paid to the law firm in which Mr. Lipsker is a member for legal services rendered

                        COMPENSATION FOR LAST FISCAL YEAR

                        Cash Compensation     Security Grants

             Cash Compensation                              Security Grants
-------------------------------------------  ------------------------------------------
                                                                          Number of
                    Annual     Meeting       Consulting    Number of      Securities
                    Retainer   Fees ($)      Fees/Other    Shares (#)     Underlying

Name                Fees ($)                 Fees ($)                     Options/SARs(#)
(a)                 (b)        (c)           (d)           (e)            (f)
------------------  ---------  ------------  ------------  -------------  ---------------


Gregory  Lipsker     $   -0-          -0-           -0-             0               0

William  R.  Green   $   -0-          -0-           -0-             0               0

Eunice  Campbell     $   -0-          -0-           -0-             0               0

The Company had no qualified or nonqualified stock option plans as of December 31, 1999 and November 2, 2000.

The  Company  has  no  outstanding  stock  options.


     VOTING  SECURITIES  AND  PRINCIPAL  HOLDERS  THEREOF

The Company has one class of voting securities entitled to be voted at the Annual Meeting. At November 2, 2000 there were 16,862,476 shares of Common Stock held by 2,770 shareholders of record. Each share of Common Stock is entitled to one vote on each matter to be considered. The presence of the holders of a majority of the outstanding voting shares is necessary to constitute a quorum at the Annual Meeting. Approval of the proposals to be presented at the Annual Meeting will require the affirmative vote of the holders of a majority of the shares present at the meeting. There is cumulative voting for directors

The Company has determined November 2, 2000, as the record date with respect to the determination of Shareholders entitled to vote at the 2000 Annual Meeting of Shareholders.

SECURITY OWNERSHIP OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

(a)     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS

Set forth below is certain information concerning parties, excluding management, who are known by the Company to directly own more than 5% of any class of the Company's voting shares on November 2, 2000:

                                            Amount and
                                            Nature of
Title                                       Beneficial      Percent
of  Class      Name  of  Beneficial  Owner  Ownership       of Class
-------------  ---------------------------  ------------   ----------

Common stock   Eunice  R.  Campbell              857,000      5.08

(b)     SECURITY  OWNERSHIP  OF  MANAGEMENT
The following table sets forth as of July 31, 1998 information concerning the direct ownership of each class of equity securities by all directors and all directors and officers of the Company as a group:

                                                 Amount and
                                                 Nature of
Title                                            Beneficial      Percent
of  Class      Name  of  Beneficial  Owner       Ownership       of Class
-------------  --------------------------------  ------------   ----------

Common stock     Albert  M.  Zlotnick              8,431,538        50.00

Common stock     Gregory  B.  Lipsker                877,000         5.20

Common stock     William  R.  Green*                 636,000         3.72

Common stock     All directors and officers        9,944,538        58.92
                 as a group (3 individuals)

*Subsequent to November  2, 2000 William Green sold 30,000 shares of Common
Stock.

MATTERS TO BE CONSIDERED AND VOTED UPON AT THE ANNUAL MEETING  OF  SHAREHOLDERS

1.     ELECTION  OF  DIRECTORS

At the Annual Meeting, Shareholders will be asked to consider and to take action on the election of three (3) members to the Board of Directors to serve for a one-year term or until their respective successors are is elected and qualified.

The nominees for director, together with certain information with respect to him, is as follows:
                                            Shares  Owned  Beneficially directly
Name                  Age  Director  Since  or indirectly, as of 11-02-00
--------------------  ---  ---------------  ------------------------------------
Charles  Band          48       New  nominee                   -0-
Mickey M. Kaiserman    51       New  nominee                   -0-
Herbert Wolas*         67       New  nominee                   -0-

Charles Band - Mr. Band has been involved in the motion picture industry for over 20 years. During this time he has been the president and sole shareholder of a number of companies involved in video production and distribution. Mr. Band has produced over 200 films. Mr. Band is the founder and principal shareholder of Full Moon Universe, Inc.

Mickey M. Kaiserman - Mr. Kaiserman is graduated from Cornell University and received his MBA from the University of Chicago. From 1989 to the present, Mr. Kaiserman has been a self-employed consultant providing financial and managerial consulting. For more than the past five years, Mr. Kaiserman has dedicated substantially all of his time to the business and financial affairs of the Full Moon Universe, Inc., or its predecessors and affiliates.

Herbert Wolas - Mr. Wolas is graduated from the University of California at Los Angeles where he received his B.A. Degree and his Juris Doctorate. Mr. Wolas is a practicing attorney in Los Angeles. Mr. Wolas has served as an officer and director of various public and private companies. *Mr. Wolas' consent to serve as a Director is conditional on the Company obtaining directors' liability insurance.

2.     AMENDMENTS  TO  THE  COMPANY'S  ARTICLES  OF  INCORPORATION

The Board of Directors proposes the following amendments to the Articles of Incorporation.

                                AMENDED ARTICLE I
                                      NAME

The  name  of  this  Corporation  shall  be  Full  Moon  Universe,  Inc.

DISCUSSION: It is proposed to change the name of the Company from Cimarron-Grandview Group, Inc to Full Moon Universe, Inc. The purpose of the name change is to reflect our new business, the production and distribution of motion pictures for direct to video release. The motion pictures are released under the Full Moon brand. Management believes that the name change is important to avoid confusion as to the Company's business since the name Cimarron-Grandview Group, Inc has historically been associated with the mineral exploration industry.

                               AMENDED ARTICLE IV
                                     PURPOSE

The purpose of this corporation shall be to transact any and all lawful business for which corporations may be incorporated under the Washington Business Corporation Act, in general, to have and exercise all the powers conferred by the laws of Washington upon corporations formed under the Washington Business Corporation Act and to do any and all things hereinbefore set forth to the same extent as natural persons might or could do.

DISCUSSION: The reason for this amendment is to streamline the language setting forth the Company's purpose. This amendment does not change the purpose of the Company. This amendment is not intended to alter the Company's purpose in any manner. Its purpose is merely for the sake of corporate flexibility and simplification of the Amended Articles of Incorporation. The new language eliminates many of the specific purposes set forth in the original 1927 Articles of Incorporation which related to the mineral industry. Since the time the Company was first incorporated the trend in stating business purpose has been to give a broad charter to companies to engage in any lawful business. The original language gave such broad powers but also included many specific powers which are not needed and are eliminated by this amendment.

                                AMENDED ARTICLE V
                                    DIRECTORS

The Board of Directors of this corporation shall consist of three (3) directors. The number of directors constituting the Board of Directors of this corporation may be increased or decreased from time to time in the manner specified in the Bylaws of this corporation; provided, however, that the number shall not be less than three (3) or more than nine (9). In case of a vacancy in the Board of Directors because of a director's resignation, removal or other departure from the board, or because of an increase in the number of directors, the remaining directors, by majority vote, may elect a successor to hold office for the unexpired term of the director whose position is vacant, and until the election and qualification of a successor.

DISCUSSION:     This  amendment  sets  a range in the number of directors. Under the bylaws as now existing the number was set at a specific number and directors were called Trustees, a term no longer used.


                               AMENDED ARTICLE VI
                                  REVERSE SPLIT

Each five outstanding shares of Common Stock now outstanding are hereby consolidated into one share of Common Stock.

DISCUSSION: Management believes that it is advisable to consolidate the outstanding shares of Common Stock by effecting a five for one reverse split. There are currently each currently outstanding five shares of Common Stock will become one share of Common Stock. To arrive at the number of shares of post-reverse split shares you will own, take the number of shares you currently own and divide that number by 5. Therefore, a person currently holding one hundred shares of Common Stock will hold twenty shares of Common Stock after the reverse split. Shareholders who will receive fractional shares will be given the opportunity to "round up" to the next whole share by paying the fair value of the remaining fraction of a share needed to make a whole share. The fair value of the share will be determined by management using the guidelines that would apply to determination of fair value if dissenters' rights existed.

                               AMENDED ARTICLE VI
                                 CAPITALIZATION

The authorized capital stock of the corporation shall consist of two classes of stock, designated as Common Stock and Preferred Stock.

The total number of shares of Common Stock that the corporation will have authority to issue is One Hundred Million (100,000,000). The shares shall have a par value of $0.001 per share. All of the Common Stock authorized herein shall have equal voting rights and powers without restrictions in preference.

The total number of shares of Preferred Stock that the corporation will have authority to issue is Ten Million (10,000,000). The Preferred Stock shall have a stated value of $0.001 per share. The authorized but unissued shares of Preferred Stock may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. The Directors in their sole discretion shall have the power to determine the relative powers, preferences, and rights of each series of Preferred Stock.

DISCUSSION: The Company is currently authorized to issue 30,000,000 shares of its no par value Common Stock, of which 16,862,476 shares were issued and outstanding as of November 2, 2000.

The Board of Directors has determined that it would be advisable and in the best interest of the Company to increase the number of authorized shares of Common Stock from 30,000,000 shares to 100,000,000 shares in order to provide the Company with an adequate supply of authorized but unissued shares of Common Stock for general corporate needs including obtaining additional financing, possible stock dividends, employee incentive and benefit plans or consummation of acquisitions at times when the Board, in its discretion, deems it advantageous to do so. At present, the Company has a commitment to issue approximately 19,110,800 shares to the holders of Full Moon Universe, Inc. Common Stock in exchange for their shares of Full Moon Universe, Inc. Common Stock. Approval of this amendment will provide sufficient shares to complete the share exchange. The Company has no other commitments to issue additional shares of common stock.

All shares of Common Stock are equal to each other with respect to voting, liquidation, dividend and other rights. Owners of shares of Common Stock are entitled to one vote for each share they own at any Shareholders' meeting. Holders of shares of Common Stock are entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available therefore, and upon liquidation are entitled to participate pro rata in a distribution of assets available for such a distribution to Shareholders. Although the Board of Directors would authorize the issuance of additional shares of Common Stock based on its judgment as to the best interests of the Company and its Shareholders, the issuance of authorized shares of Common Stock could have the effect of diluting the voting power and book value per share of the outstanding Common Stock.

Authorized shares of Common Stock in excess of those shares outstanding (including, if authorized, the additional Common Stock provided for in the Proposal) will remain available for general corporate purposes, may be privately placed and could be used to make a change in control of the Company more difficult. Under certain circumstances, the Board of Directors could create impediments to, or frustrate, persons seeking to effect a takeover or transfer in control of the Company by causing such shares to be issued to a holder or holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its stockholders, but in which unaffiliated stockholders may wish to participate. In this connection, the Board of Directors could issue authorized shares of Common Stock to a holder or holders which, when voted together with the shares held by members of the Board of Directors and the executive officers and their families, could prevent the majority stockholder vote required by the Company's Restated Articles of Incorporation to effect certain matters. Furthermore, the existence of such shares might have the effect of discouraging any attempt by a person, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company, since the issuance of such shares should dilute the Company's book value per share and the Common Stock ownership of such person. One of the effects of the Proposal, if approved, might be to make a tender offer more difficult to accomplish. This may be beneficial to management in a hostile tender offer, thus having an adverse impact on stockholders who may want to participate in such tender offer.

If the proposal is approved, the additional, authorized Common Stock, as well as the currently authorized but unissued Common Stock, would be available for issuance in the future for such corporate purposes as the Board of Directors deems advisable from time to time without the delay and expense incident to obtaining shareholder approval, unless such action is required by applicable law or by the rules of the National Association of Securities Dealers, Inc., or of any stock exchange upon which the Company's shares may then be listed. It should be noted that subject to the limitations discussed above, all of the types of Board action with respect to the issuance of additional shares of Common Stock that are described in the preceding paragraphs can currently be taken and that the power of the Board of Directors to take such actions would not be enhanced by the proposal, although the proposal would increase the number of shares of Common Stock that are available for the taking of such action

The Company will have authority to issue up to Ten Million (10,000,000) shares of newly created preferred stock ("Preferred Stock"). The Preferred Stock with a stated value of $0.001 per share. The Preferred Stock shall be entitled to preference over the Common Stock with respect to the distribution of assets of the Company in the event of liquidation, dissolution, or winding-up of the Company, whether voluntarily or involuntarily, or in the event of any other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs. The authorized, but unissued shares of Preferred Stock, may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. The Directors, in their sole discretion, shall have the power to determine the relative powers, preferences, and rights of each series of Preferred Stock.

If approved, the Board of Directors would be empowered without the necessity of further action or authorization by the Company's Shareholders (unless such action or authorization is required in a specific case by applicable laws or regulations or stock exchange rules) to authorize the issuance of the Preferred Shares from time to time in one or more series or classes, and to fix by resolution the designations, preferences, limitations, and relative rights of each such series or class. Each series of Preferred Shares would, as determined by the Board of Directors at the time of issuance, rank senior to the Company's shares of Common Stock with respect to dividends and redemption and liquidation rights.

The Preferred Shares will provide authorized and unissued shares of Preferred Stock, which may be used by the Company for any proper corporate purpose. Such purpose might include, without limitation, issuance as part or all of the consideration required to be paid by the Company in the acquisition of other businesses or properties, or issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company's business and operations. There are no transactions currently under review by the Board of Directors which contemplate the issuance of Preferred Shares.

It is not possible to state the precise effects of the authorization of the Preferred Shares upon the rights of the holders of the Company's Common Stock until the Board of Directors determines the respective preferences, limitations, and relative rights of the holders of each class or series of the Preferred Shares. Such effects might include, however: (a) reduction of the amount otherwise available for payment of dividends on Common Stock to the extent dividends are payable on any issued Preferred Shares; (b) restrictions on dividends on the Common Stock; (c) dilution of the voting power of the Common Stock to the extent that the Preferred Shares had voting rights; (d) conversion of the Preferred Shares into Common Stock at such prices as the Board of Directors determines, which could include issuance at below the fair market value or original issue price of the Common Stock; and (e) the holders of Common Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to holders of the Preferred Shares.

In  addition,  the  Preferred  Shares  could,  in certain instances, render more difficult or discourage a merger, tender offer or proxy contest and thus potentially have an "anti-takeover" effect, especially if Preferred Shares were issued in response to a potential takeover. In addition, issuances of authorized Preferred Shares can be implemented, and have been implemented by some companies in recent years, with voting or conversion privileges intended to make acquisition of the Company more difficult or more costly. Such an issuance could deter the types of transactions which may be proposed or could discourage or limit Shareholders' participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the Shareholders, and could enhance the ability of officers and directors to retain their positions.

Although the Board of Directors would authorize the issuance of additional Preferred Shares based on its judgment as to the best interests of the Company and its Shareholders, the issuance of authorized Preferred Shares could have the effect of diluting the voting power and book value per share of the outstanding Common Stock.

                               AMENDED ARTICLE VII
                                     VOTING

The holders of any of the Corporation's capital stock shall possess voting power for the election of Directors and for all other purposes, subject to such limitations as may be imposed by law and by any provision of the Articles of Incorporation in the exercise of their voting power. The holders of capital stock shall be entitled to one vote for each share held. Cumulative voting for the election of Directors is hereby expressly prohibited.

DISCUSSION: In the election of directors, owners of Common Stock currently have cumulative voting rights. Under cumulative voting procedures, each Shareholder has the right to vote in person or by proxy the number of shares registered in his name for as many persons as there are directors to be elected, or to cumulate such shares and to give one candidate as many votes as shall equal the number of directors to be elected multiplied by the number of his shares, or distribute the votes so cumulated among as many candidates as he may desire.

The Common Stock of the Company does now, but if this proposal is approved will not, have cumulative voting rights which means that the holders of more than 50 percent of the shares voting in an election of directors may elect all of the directors if they choose to do so. In such event, the holders of the remaining shares aggregating less than 50 percent would not be able to elect any directors.

                              AMENDED ARTICLE VIII
                                PREEMPTIVE RIGHTS

Shareholders of this corporation will have no preemptive rights to acquire additional shares issued by the corporation, or any securities convertible into, or carrying or evidencing any rights or option to purchase, any such shares.

DISCUSSION: The Company's shareholders currently have preemptive rights. Preemptive rights grant each shareholder of the Company the right to acquire, on uniform terms and conditions set by the board, proportional amounts of the Company's unissued shares as the board authorizes their issuance. This amendment will eliminate preemptive rights. Management believes that the existence of preemptive rights may hinder the Company in future efforts to obtain financing or strategic partners.

     AMENDED  ARTICLE  IX
     INDEMNIFICATION  AND  LIABILITY  OF  DIRECTORS

A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for conduct as a director, except for liability of the director for (i) acts or omissions that involve intentional misconduct or a knowing violation of law by the director; (ii) conduct which violates RCW 23B.08.310 of the Washington Business Corporation Act, pertaining to unpermitted distributions to shareholders or loans to directors; or (iii) any transaction from which the director will personally receive a benefit in money, property, or services to which the director is not legally entitled. If the Washington Business Corporation Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Washington Business Corporation Act, as so amended. Any repeal or modification of the foregoing paragraph by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

The corporation is authorized to indemnify, agree to indemnify or obligate itself to advance or reimburse expenses incurred by its Directors, Officers, employees or agents in any Proceeding (as defined in the Washington Business Corporation Act) to the full extent of the laws of the State of Washington as may now or hereafter exist.

DISCUSSION: These provisions did not exist under Washington law when the Company was incorporated. Indemnification and limitation of liabilities are now permitted under Washington law and is considered "state of the art" under corporate laws of most states. These provisions are being proposed to conform the Articles of Incorporation to contemporary corporate law and to enable the Company to more effectively attract and retain competent management personnel.

3.     APPOINTMENT  OF  AUDITORS

At the Annual Meeting, Shareholders will be asked to consider and to take action on the appointment of LeMaster & Daniels, PLLC LLP as its independent auditors for the year ending December 31, 2000. It is not expected that a representative of LeMaster & Daniels PLLC will be present at the Annual Meeting.

4.     OTHER  MATTERS

Management does not know of any other matters likely to be brought before the 2000 Annual Meeting of Shareholders. However, in the event any other matters properly come before the 2000 Annual Meeting of Shareholders, such matters will be acted upon accordingly.

                         FINANCIAL AND OTHER INFORMATION

This information is incorporated by reference to the balance sheets and the related statements of operations, stockholders' equity and cash flows appearing in the Company's 1999 Annual Report, the Form 10K for the fiscal year ended December 31, 1999 and the Form 10Q for the quarterly period ended September 30, 2000.

     SHAREHOLDER  PROPOSALS

Proposals by shareholders intended to be presented at the next Annual Meeting of Shareholders to be held in 2002, must be received by the Secretary of the Company on or before October 1, 2001, in order to be included in the information statement for that meeting. Proposals should be directed to Corporate Secretary, 601 W. Main Ave. Spokane, WA 99201.

A copy of the Company's Annual Report for the period ended December 31, 1999 (Form 10-K) as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto, may be obtained by shareholders without charge by writing to:

     Cimarron  Grandview  Group,  Inc.
     601  W.  Main  Ave.,  Suite  714
     Spokane,  Washington   99201


/s/ Gregory B. Lipsker
-------------------------------
Gregory  B.  Lipsker,  President